<Photo>
                     Elizabeth R. Bramwell, CFA
               President and Chief Executive Officer

     A Diversified Portfolio Seeking Long-Term Capital Growth


THE BRAMWELL GROWTH FUND


                             Average Annual Returns
                                 as of 12/31/97

              One Year     Three Years     Since Inception<F1>
              ------------------------------------------------
                33.7%         26.0%              23.4%
              ------------------------------------------------
                          For a prospectus, please call
                                  1-800-BRAMCAP
                                (1-800-272-6227)


                            The Bramwell Funds, Inc.
              ------------------------------------------------
                745 Fifth Avenue - New York, New York 10151

<F1> Inception 8/1/94. Returns include changes in share price and reinvestment of dividends and are net of expenses. The annual expense rate of the Fund is capped at 1.75% which favorably affected the performance. Performance is historical and does not guarantee future results. Investment returns and share values will fluctuate and a gain or loss may occur when shares are sold. The Prospectus contains more complete information, including fees and expenses. Read it carefully before you invest or send money.